UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2021

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 29, 2021, Rambus Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). There were 112,494,656 shares of the Company’s common stock outstanding as of March 3, 2021 (the “Record Date”), of which 95,265,959 shares were present and entitled to vote at the Annual Meeting, constituting 84.68% of the shares outstanding as of the Record Date. The proposals considered at the Annual Meeting, each of which passed, are described in detail in the Company’s 2021 Proxy Statement. The proposals and the vote with respect to each such matter are set forth below:

(i)	ITEM 1 : Election of five Class II directors for a term of two years expiring in 2023:

Name	For	Against	Abstain	Broker Non-Votes
Emiko Higashi	60,167,289	26,245,511	35,485	8,817,674
Meera Rao	70,586,477	15,825,573	36,235	8,817,674
Karen Rogge	81,669,134	4,744,897	34,254	8,817,674
Sanjay Saraf	80,321,611	6,091,224	35,450	8,817,674
Eric Stang	78,506,994	7,907,031	34,260	8,817,674

(ii)	ITEM 2 : Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
92,370,990	2,758,537	136,432	—

(iii)	ITEM 3 : Advisory vote to approve named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
84,913,408	1,391,154	143,723	8,817,674

Item 8.01.	Other Events.

New Director

With the election of five Class II directors at the Annual Meeting, the Board welcomed Karen Rogge as a new director. After the Annual Meeting, Ms. Rogge was appointed to the Audit Committee of the board of directors (the “Board”). Additional details are provided in the press release attached hereto as Exhibit 99.1.

Committee Composition

In connection with the Annual Meeting, the Board also approved the composition of the committees of the Board, as follows:

Audit Committee: Meera Rao (Chair), Charles Kissner, James Mitarotonda and Karen Rogge

Compensation Committee: Eric Stang (Chair), Sanjay Saraf and Necip Sayiner

Corporate Governance/Nominating Committee: Emiko Higashi (Chair), Charles Kissner and Eric Stang

Corporate Development Committee: Necip Sayiner (Chair), Emiko Higashi and Sanjay Saraf

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 4, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021	Rambus Inc.

/s/ Rahul Mathur
Rahul Mathur, Senior Vice President, Finance and Chief Financial Officer